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                                                               Exhibit 23.3


                               KELLEHER & COMPANY
                          Certified Public Accountants
                                137 South Street
                                Boston, MA 02111
                                  617) 451-9720




CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Dear Sirs:

We consent to the incorporation by reference in the Registration Statement on Form S-8 our report dated December 21, 1999 with respect to the 1998 financial statements of Navis Technologies, Ltd. included in eNote.com Inc.'s Annual Report on Form 10-KSB for the year ended December 31, 1999.

Sincerely,

/s/ Kelleher & Company

Kelleher & Company
May 15, 2000